UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2022

PMV Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

249 Royal Palm Way, Suite 503 Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, PMV Consumer Acquisition Corp. (OTC Pink: PMVC) (“PMV” or the “Company”) has elected to redeem all of its outstanding shares of Class A Common Stock subject to redemption, totaling 2,046,609 shares issued in its IPO (“Class A IPO Shares”), in accordance with the provisions of its charter (the “Redemption”). In furtherance thereof, the Redemption Date on which such Class A IPO Shares will be cancelled is December 19, 2022, as set forth in the Redemption Election Form disseminated to shareholders.

The Redemption will also have the effect of separating the Class A IPO Shares and the public warrants comprising any unseparated Units (OTC Pink: PMVC.U); no action is required on the part of a holder of an unseparated Unit to effect the separation. It is anticipated that the Units will terminate trading prior to the date of separation of the Units, which will occur on or before December 19, 2022. Upon the separation of the Units and the Redemption, a holder will receive a pro rata share of the cash, including the interest earned thereon net of interest that may be used by the Company to pay its taxes payable, (but not any stock) held in the Company’s IPO Trust Account in exchange for the Class A IPO Shares redeemed from such holder and will thereafter continue as a holder of warrants, unless such holder has elected to receive shares of Class C Common Stock issued on a one-for-one basis for the number of Class A IPO Shares redeemed from such holder, plus a pro rata share of the 200,000 shares of Class C Common Stock held in the Trust Account, in which case the holder will become a holder of Class C Common Stock and a holder of warrants, separately. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.

The Redemption will not include the 3,000,000 shares of Class A Common Stock that were not issued in the Company’s IPO (the “Non-IPO Shares”), which are expressly excluded from participating in, and are not otherwise entitled to, any of the cash and stock held in the Trust Account; all such Non-IPO Shares will continue to trade on the OTC Pink.

A copy of the Redemption Election Form is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Redemption Election Form
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2022	PMV CONSUMER ACQUISITION CORP.

	By:	/s/ Timothy J. Foufas
	Name:	Timothy J. Foufas
	Title:	Co-President and Secretary

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